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                       AIM VARIABLE INSURANCE FUNDS, INC.

                     AIM V.I. GLOBAL GROWTH AND INCOME FUND

                         Supplement dated March 17, 2000
                    to the Prospectus dated February 16, 2000
                         and Supplemented March 13, 2000

This supplement supercedes and replaces in its entirety the supplement dated March 13, 2000.

The following replaces in its entirety the section entitled "FUND MANAGEMENT - THE ADVISORS" on page 3 of the Prospectus:

        "THE ADVISORS

        A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management including the fund's investment decisions and the execution of securities transactions. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. INVESCO Asset Management Limited (the subadvisor) serves as the fund's subadvisor, and is located at 11 Devonshire Square, London, England EC2M4YR. The subadvisor is responsible for providing the advisor with economic and market research, securities analysis and investment recommendations with respect to the fund. Both entities are affiliated.

             At a meeting held on March 7, 2000, the Board of Directors, including a majority of the independent directors, approved the termination of the subadvisory agreement between the Advisor and the subadvisor, effective March 20, 2000. In approving such termination, the Board considered the nature and quality of services rendered and to be rendered by the Advisor and the Advisor's qualifications regarding its provision of the services previously provided by the subadvisor.

             The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives."

Effective March 20, 2000, the following replaces in its entirety the discussion appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 3 of the Prospectus:

        "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the fund's portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

          o Robert G. Alley, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1992.

          o Monika H. Degan, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1995. From 1991 to 1995, Ms. Degan was a Senior Financial Analyst for Shell Oil Co. Pension Trust.

          o Jan H. Friedli, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1997 to 1999, he was global fixed-income portfolio manager for Nicholas-Applegate Capital Management. From 1994 to



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              1997, he was international fixed-income trader and analyst for
              Strong Capital Management.

          o A. Dale Griffin, III, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1989.

          o Benjamin A. Hock, Jr., Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1999. From 1994 to 1999, he was, among other offices, head of equity research at John Hancock Advisers, Inc.

          o Jason T. Holzer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1996. From 1994 to 1996, he was an associate with JMB Realty.

          o Clas G. Olsson, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1994.

          o Jonathan C. Schoolar, Senior Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1986.

          o Barrett K. Sides, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1990."